================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 31, 1998

                            ASTEA INTERNATIONAL INC.
            -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
               -------------------------------------------------
                 (State or other jurisdiction of incorporation)


               0-26330                                23-2119058
               -------                                ----------
     (Commission File Number)             (IRS Employer Identification No.)


             455 BUSINESS CENTER DRIVE, HORSHAM, PENNSYLVANIA 19044
        ---------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                 (215) 682-2500
                                 -------------

                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


=====================================================================
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PAGE 2


SECURITIES AND EXCHANGE COMMISSION
CURRENT REPORT ON FORM 8-K
DATE OF REPORT:  DECEMBER 31, 1998

ITEM 2.  DISPOSITION OF ASSETS

     On December 31, 1998, Astea International Inc. ("Astea" or the "Company") completed the sale of all of the capital stock of its subsidiary, Abalon AB, a Swedish corporation ("Abalon"), including Abalon's subsidiaries, to Industri-Matematik International Corporation, a Delaware corporation ("IMIC"). This transaction is referred to as the "Sale of Abalon." Astea entered into a Stock Purchase Agreement, dated December 31, 1998, among IMIC, Astea, and Astea's wholly owned subsidiary Network Data, Inc. The closing of the Sale of Abalon took place simultaneously with the signing of the Stock Purchase Agreement.

     In consideration of the transfer of all of the outstanding capital stock of Abalon AB to IMIC, Astea (through its wholly-owned subsidiary, Network Data, Inc.) received from IMIC at the closing $9.5 million in cash, of which $1.1 million was deposited in escrow to secure certain indemnification obligations through June 2000.

     IMIC is not affiliated with Astea and, prior to the closing, was not affiliated with Abalon AB, or any of their respective officers or directors or their associates. The consideration paid by IMIC and received by Astea was determined through arms-length negotiations between Astea and IMIC.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (b) Pro Forma Financial Information

                          PRO FORMA FINANCIAL STATEMENTS

     The following unaudited Pro Forma Balance Sheet as of September 30, 1998 and the Pro Forma Statements of Operations for the nine months ended September 30, 1998 and 1997 and for the years ended December 31, 1997 and 1996 are presented to give effect to the Sale of Abalon. No Pro Forma information is necessary for any periods prior to December 31, 1996 as the Company purchased Abalon in June 1996.

     Historical financial data used to prepare the pro forma financial statements were derived from the pro forma consolidated financial statements included in the Company's Report on Form 8-K dated September 4, 1998 for the years ended December 31, 1997 and 1996 (as adjusted for discontinued operations) and the unaudited consolidated financial statements included in the Company's quarterly report on Form 10-Q for the quarterly period ended September 30, 1998 for the nine month periods ended September 30, 1998 and 1997. The September 4, 1998 Form 8-K was filed to report the Company's sale of all the capital stock of its subsidiary, Bendata, Inc. These pro forma financial statements should be read in conjunction with such historical financial statements and notes thereto.

     The pro forma adjustments reflected herein are based on available information and certain assumptions that the Company's management believes are reasonable. Pro forma adjustments made in the Pro Forma Balance Sheet assume that the Sale of Abalon was consummated on September 30, 1998 and do not reflect the impact of the Abalon operating results or changes in the balance sheet amounts subsequent to September 30, 1998. The pro forma adjustments to the Pro Forma Statements of Operations assume that the Sale of Abalon was consummated on June 28, 1996, the date the Company acquired Abalon.

     The Pro Forma Balance Sheet and Pro Forma Statements of Operations are based on assumptions and approximations and, therefore, do not reflect in precise numerical terms the impact of the transaction on the historical financial statements. In addition, such pro forma financial statements should not be used as a basis for forecasting the future operations of the Company.

                                                           Astea International Inc. and Subsidiaries
                                                             Pro forma Consolidated Balance Sheet
                                                                   As of  September 30, 1998
                                                                   (In Thousands, Unaudited)


                                                                       Less
                                                                    Abalon net
                                                   Historical       assets sold       Adjustments             Pro Forma
ASSETS
Current assets:
  Cash and cash equivalents                            $  16,079        $     --         $  8,200   A             $  24,279
  Note receivable                                          8,400              --                                      8,400
  Investments available for sale                          16,441              --                                     16,441
  Receivables, net of reserves                            10,151           1,820                                      8,331
  Prepaid expenses and other                               2,248             495                                      1,753
  Deferred income taxes                                       75            (402)                                       477
                                               ----------------------------------------------------------------------------
          Total current assets                            53,394           1,913            8,200                    59,681
Restricted cash                                               --              --            1,100    A                1,100
Property and equipment, net                                1,965             423                                      1,542
Capitalized software development costs, net                3,578             521                                      3,057
Goodwill, net                                                725             725               --                        --
                                               --------------------------------------------------      --------------------
          Total assets                                 $  59,662        $  3,582         $  9,300                 $  65,380
                                               ==================================================      ====================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Line of credit                                       $     906        $    906                                  $      --
  Current portion of long-term debt                          663              --                                        663
  Accounts payable and accrued expenses                    8,906           1,506              325    B                7,725
  Income taxes payable                                     2,211              --           (1,596)   B                  615
  Deferred revenues                                        4,876             235                                      4,641
                                               ----------------------------------------------------------------------------
          Total current liabilities                       17,562           2,647           (1,271)                   13,644

Deferred income taxes                                      1,253                                                      1,253
Long-term debt                                               973                                                        973
                                               -----------------                                       --------------------
Stockholders' equity                                      39,874                            9,636    B               49,510
                                               -----------------                -----------------      --------------------
        Total liabilities and stockholders'
         equity                                        $  59,662                         $  8,365                 $  65,380
                                               =================                =================      ====================

The accompanying notes are an integral part of this statement.

                                                             Astea International Inc. and Subsidiaries
                                                          Pro forma Consolidated Statement of Operations
                                                           For the nine months ending September 30, 1998
                                                                     (In Thousands, Unaudited)

                                                   Historical     Less Abalon     Adjustments        Pro Forma
Revenues:
   Software license fees                               $ 5,526         $ 1,266                           $ 4,260
   Services and maintenance                             20,456           3,515                            16,941
                                                ----------------------------------------------   ---------------
       Total revenues                                   25,982           4,781                            21,201
                                                ----------------------------------------------   ---------------

Costs and expenses:
   Cost of software license fees                         1,695             275                             1,420
   Cost of services and maintenance                     15,923           2,762                            13,161
   Product development                                   5,066             785                             4,281
   Sales and marketing                                   7,937           1,676                             6,261
   General and administrative                            4,777             814                             3,963
   Restructuring charge                                   (800)             --                              (800)
                                                ----------------------------------------------   ---------------
       Total costs and expenses                         34,598           6,312                            28,286

Loss from continuing operations before
       interest and taxes                               (8,616)         (1,531)                           (7,085)
Net interest income (expense)                               64             (56)                              120
                                                ----------------------------------------------------------------
Loss from continuing operations before
                 income taxes                           (8,552)         (1,587)                           (6,965)
Income tax benefit                                        (432)             --                              (432)
                                                ----------------------------------------------   ---------------

Loss from continuing operations                         (8,120)        $(1,587)                          $(6,533)
                                                                ==============                   ===============
Gain on disposal of discontinued operations,
         net of income taxes                            33,902
Income from discontinued operations                        677
                                                --------------
Net income (loss)                                      $26,459
                                                ==============

Basic and diluted net income (loss) per share:
Continuing Operations                                  $ (0.60)
Discontinued Operations                                $  2.57
                                                --------------
Net Income                                             $  1.97
                                                ==============

Shares used in computing basic and
   diluted income per share                             13,457
                                                ==============

The accompanying notes are an integral part of these statements.

                                                                 Astea International Inc. and Subsidiaries
                                                              Pro forma Consolidated Statement of Operations
                                                               For the nine months ending September 30, 1997
                                                                         (In Thousands, Unaudited)


                                                       Historical     Less Abalon   Adjustments           Pro Forma
Revenues:
   Software license fees                                  $  8,645      $  2,016                             $  6,629
   Services and maintenance                                 20,979         3,063                               17,916
                                                   --------------------------------------------     -----------------
       Total revenues                                       29,624         5,079                               24,545
                                                   --------------------------------------------     -----------------

Costs and expenses:
   Cost of software license fees                             2,449           268                                2,181
   Cost of services and maintenance                         15,023         2,270                               12,753
   Product development                                       7,138           513                                6,625
   Sales and marketing                                       8,903         1,340                                7,563
   General and administrative                               10,619           657                                9,962
   Restructuring charge                                      5,328            --                                5,328
                                                   --------------------------------------------     -----------------
       Total costs and expenses                             49,460         5,048                               44,412

Income (loss) from continuing operations
             before interest and taxes                     (19,836)           31                              (19,867)

Net interest expense                                          (106)          (70)                                 (36)
                                                   --------------------------------------------     -----------------
Loss from continuing operations
           before income taxes                             (19,942)          (39)                             (19,903)
Income tax (benefit)                                          (659)            5                                 (664)
                                                   --------------------------------------------     -----------------
Loss from continuing operations                            (19,283)     $     (44)                            $(19,239)
                                                                     ============                   =================

Income from discontinued operations                            677
                                                   ---------------
Net Loss                                                  $(18,606)
                                                   ===============

Basic and diluted net income (loss) per share:
Continuing operations                                     $  (1.46)
Discontinued Operations                                   $   0.05
                                                   ---------------
Net Loss                                                  $  (1.41)
                                                   ===============

Shares used in computing basic and diluted loss
 per share                                                  13,215
                                                   ===============

The accompanying notes are an integral part of these statements.

                                                             Astea International Inc. and Subsidiaries
                                                           Pro forma Consolidated Statement of Operations
                                                               For the year ending December 31, 1997
                                                                     (In Thousands, Unaudited)


                                                     Historical   Less Abalon  Adjustments         Pro Forma
Revenues:
   Software license fees                               $ 13,073     $  3,192                          $  9,881
   Services and maintenance                              27,493        4,308                            23,185
                                                   ----------------------------------------    ---------------
       Total revenues                                    40,566        7,500                            33,066
                                                   ----------------------------------------    ---------------

Costs and expenses:
   Cost of software license fees                          3,411          662                             2,749
   Cost of services and maintenance                      19,421        3,020                            16,401
   Product development                                    9,456          726                             8,730
   Sales and marketing                                   11,580        1,940                             9,640
   General and administrative                            11,928          855                            11,073
   Restructuring charge                                   5,328                                          5,328
                                                   ----------------------------------------    ---------------
       Total costs and expenses                          61,124        7,203                            53,921

Income (loss) from continuing operations
              before interest and taxes                 (20,558)         297                           (20,855)

Net interest income (expense)                               (97)        (101)                                4
                                                   ----------------------------------------    ---------------
Income (loss) from continuing operations
              before income taxes                       (20,655)         196                           (20,851)
Income tax (benefit)                                       (865)          12                              (877)
                                                   ----------------------------------------    ---------------
Net income (loss) from continuing operations            (19,790)    $    184                          $(19,974)
Income from discontinued operations                       1,296   ==========                   ===============
                                                   ------------
Net loss                                               $(18,494)
                                                   ============

Basic and diluted net income (loss) per share:
Continuing operations                                  $  (1.49)
Discontinued operations                                    0.09
                                                   ------------
Net loss                                               $   1.40
                                                   ============
Shares used in computing basic and diluted loss
 per share                                               13,252
                                                   ============

The accompanying notes are an integral part of these statements.

                                                             Astea International Inc. and Subsidiaries
                                                           Pro forma Consolidated Statement of Operations
                                                               For the year ending December 31, 1996
                                                                     (In Thousands, Unaudited)

                                                   Historical     Less Abalon     Adjustments          Pro Forma
Revenues:
   Software license fees                              $ 17,727       $  1,935                              $15,792
   Services and maintenance                             28,306          2,296                               26,010
                                               -----------------------------------------------     ---------------
       Total revenues                                   46,033          4,231                               41,802
                                               -----------------------------------------------     ---------------

Costs and expenses:
   Cost of software license fees                         2,966            504                                2,462
   Cost of services and maintenance                     20,338          1,430                               18,908
   Product development                                   6,949            321                                6,628
   Sales and marketing                                  15,349          1,296                               14,053
   General and administrative                            7.934            410                                7,524
   Charge for purchased research
           and development                              13,810             --           13,810 C
                                               -----------------------------------------------     ---------------
       Total costs and expenses                         67,346          3,961           13,810              49,575

Income (loss) from continuing operations
           before interest and taxes                   (21,313)           270          (13,810)             (7,773)

Net interest income (expense)                              590            (42)                                 632
                                               -----------------------------------------------     ---------------
Income (loss) from continuing operations
           before income taxes                         (20,723)           228                               (7,141)
Income tax (benefit)                                    (3,162)            --                               (3,162)
                                               -----------------------------------------------      ---------------
Income (loss) from continuing operations               (17,561)      $    228         $(13,810)            $(3,979)
                                                                     ==========================     ===============
Loss from discontinued operations                       (2,146)
                                               ---------------
Net loss                                              $(19,707)
                                               ===============
Basic and diluted loss per share
Continuing Operations                                 $  (1.37)

Discontinued operations                               $  (0.16)
                                               ---------------
Net loss                                              $  (1.53)
                                               ===============


Shares used in computing basic and
  diluted loss per share                                12,844
                                               ===============

The accompanying notes are an integral part of these statements.

                   Astea International Inc. and Subsidiaries
              Notes to Pro Forma Consolidated financial Statements
                                  (Unaudited)


1.  Historical

     The historical balances represent the financial position as of September 30, 1998 and the results of operations for the nine months ended September 30, 1998 and 1997 and for the years ended December 31, 1997 and 1996 as reported in the historical consolidated financial statements of Astea International Inc. (the "Company"), by reference to Company's Form 8-K dated September 4, 1998 for the years ended December 31, 1997 and 1996 (and adjusted for discontinued operations) and Form 10-Q for the quarterly period ended September 30, 1998 for the nine month periods ended September 30, 1998 and 1997. The September 4, 1998 Form 8-K was filed to report the Company's sale of all the capital stock of its subsidiary, Bendata, Inc.

2.  Sale of the Capital Stock of Abalon AB

     On December 31, 1998, the Company completed the sale of all of the capital stock of its subsidiary, Abalon AB and related subsidiaries (collectively "Abalon"). The Company acquired Abalon on June 28, 1996.

     The following pro forma adjustments for the Sale of Abalon are reflected as of September 30, 1998 in the case of the pro forma consolidated balance sheet, or as of June 28, 1996 in the case of the pro forma consolidated statements of operations for the nine months ended September 30, 1998 and 1997 and the years ended December 31, 1997 and 1996:

(A) In consideration for the Sale of Abalon, the Company received $9.5 million in cash, of which $1.1 million was deposited in escrow to secure certain indemnification obligations through June 2000.

          Gross cash proceeds from the sale                       $8,400,000
          Less - Estimated cash expenses related to sale            (200,000)
                                                              -----------------
          Net Cash Proceeds                                       $8,200,000


(B)  Net change in retained earnings is calculated as follows:


          Gross proceeds from the sale                            $9,500,000
          Less -  Estimated cash expenses related to the sale       (200,000)
          Less - Estimated accrued expenses                         (325,000)
                                                              -----------------
          Proceeds net of expenses                                 8,975,000
          Less - Abalon net assets sold                             (935,000)
          Estimated federal tax benefit                            1,596,000
                                                              =================
          Net book gain on the sale of Abalon                     $9,636,000
                                                              =================

(C) To reverse charge for purchased research and development related to the June 26, 1996 acquisition of Abalon.

SECURITIES AND EXCHANGE COMMISSION
CURRENT REPORT ON FORM 8-K
DATE OF REPORT:  DECEMBER 31, 1998


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                         ASTEA INTERNATIONAL INC.



                         By:  /s/ John G. Phillips
                         _________________________
                         John G. Phillips
                         Vice President and Chief Financial Officer

Date:  January 14, 1999

(c) Exhibits

2.1   Stock Purchase Agreement, dated December 31, 1998.

99.1  Press Release, dated January 4, 1999.